Exhibit 10.3

授权委托书

Power of Attorney

本人         ，居民身份证号码                     ，系江苏奥斯汀光电科技股份有限公司（以下简称“江奥光电”、“公司”）股东，本人持有江奥光电       股股份，占总股本的      %（以下简称“本人所持江奥光电股份”），就本人所持江奥光电股份于       年    月    日不可撤销的授权南京奥萨科技发展有限公司（以下简称“FIE”）（或其授权的人士），作为本人唯一且排他的授权代表，在本授权委托书的有效期内全权代表本人行使本人在江奥光电的所有股东权利，包括但不限于如下的权利：1）参加公司的股东大会及通过公司任何股东大会议案；2）提议召开临时股东大会；3）行使按照法律和公司章程规定本人所享有的全部股东权利，包括但不限于出售或转让或质押或以其他方式处置本人所持江奥光电股份的全部或任何一部分；4）作为本人的授权代表指定和任命公司的法定代表人、董事、监事、总经理以及其他高级管理人员等；5）签立文件、会议记录及向有关公司注册处提交任何文件；以及6）代表本人签署独家购买权合同（本人应要求作为合同方）中约定的转让合同，如期履行本人作为合同一方的与本授权委托书同日签署的股份质押合同和独家购买权 合同，该权利的行使将不对本授权形成任何限制。

My name is           ，ID card number is____________________. I am a shareholder of Jiangsu Austin Optronics Technology Co., Ltd. (hereinafter referred to as "Jiangsu Austin Optronics" or "the Company"), holding __________ shares，accounting for     % of the total share of Jiangsu Austin Optronics in accordance with the law (hereinafter referred to as "shares of Jiangsu Austin Optronics held by me"). On         ,        , I irrevocably authorize Nanjing Aosa Technology Development Co., Ltd. （Hereinafter referred to as "FIE") (or the person authorized by FIE) with respect to shares of Jiangsu Austin Optronics held by me, as my sole and exclusive authorized representative, to exercise all my shareholder's rights in Jiangsu Austin Optronics on my behalf during the effective period of the Power of Attorney, including but not limited to the following rights: 1) to attend the shareholders' meeting of the Company and adopt any motion at the shareholders' meeting of the Company; 2) to propose to convene an extraordinary shareholders' meeting; 3) to exercise all shareholder's rights that I enjoy in accordance with the laws and the Articles of Association, including but not limited to selling or transferring or pledging or otherwise disposing of all or any part of the shares of Jiangsu Austin Optronics held by me; 4) to designate and appoint the legal representative, director, supervisor, general manager and other senior managers of the Company as my authorized representative; 5) to sign documents and minutes and submit any documents to the registration place of the Company; and 6) to sign the transfer contract agreed in the Contract on the Exclusive Right of Purchase on my behalf (to which I shall be required to be a party), and to fulfill the Share Pledge Contract and the Contract on the Exclusive Right of Purchase signed by me as a party on the same day as this Power of Attorney on schedule. The exercise of the rights shall not constitute any restriction to the authorization.

FIE（或其授权的人士）就本人所持江奥光电股份的一切行为均视为本人的行为，签署的一切文件均视为本人签署，本人会予以承认，且FIE（或其授权的人士）有转委托权，可以就上述事项再委托其他人或单位办理而不必事先通知本人或获得本人的同意。

All acts of FIE (or its authorized person) in respect of the shares of Jiangsu Austin Optronics held by me shall be deemed as my acts, and all documents signed by FIE (or its authorized person) shall be deemed as those signed by me, which I will acknowledge. FIE (or its authorized person) shall have the right of sub-trust, and can trust other persons or institutions to handle the above matters without any prior notice to me or without my consent.

本人在此同意，应向FIE（或其授权的人士）提供行使股东权利中需要的所有协助，包括但不限于签署股东会决议或者应政府部门不时要求必需或适当的其他法律文件。

I hereby agree to provide FIE (or its authorized person) with all assistance necessary for the exercise of shareholder's rights, including but not limited to signing resolutions of shareholders' meeting or other necessary or appropriate legal documents requested by government departments from time to time.

本人在此确认，若江奥光电及/或本人由于任何原因未能根据本人、江奥光电其他股东与FIE签署的《独家购买权协议》将江奥光电股份及/或资产和业务转让给FIE或其指定的受让人，则FIE（或其授权的人士）有权代表本人履行本人在江奥光电的所有股份及/或资产和业务合法转让给FIE或其指定的受让人所需的一切手续、决议和事项，并签署相关文件。

I hereby confirm that FIE (or its authorized person) shall have the right to, on my behalf, perform all procedures, resolutions and matters necessary for legally transferring all the shares and/or assets and business of Jiangsu Austin Optronics held/owned by me to FIE or its designated transferee, and sign relevant documents, if, for any reason, Jiangsu Austin Optronics and/or I fail to transfer the shares and / or assets and business of Jiangsu Austin Optronics to FIE or its designated transferee in accordance with the Agreement on the Exclusive Right of Purchase between me, Jiangsu Austin Optronics, other shareholders of Jiangsu Austin Optronics and FIE.

在本人为江奥光电的股东期间，本授权委托不可撤销并持续有效，自授权委托书签署之日起算。本授权委托将不因本人失踪、死亡或丧失民事行为能力而终止。本授权委托为不可撤销且持续有效，但本人根据FIE的书面通知撤销本授权的情形除外。

During the period when I am a shareholder of Jiangsu Austin Optronics, the Power of Attorney shall remain irrevocable and effective from the date of its signing. The Power of Attorney will not terminate due to my disappearance, death or loss of civil capacity. The Power of Attorney shall remain irrevocable and effective unless I revoke it in accordance with FIE's written notice.

本授权委托书有效期间，本人特此放弃已经通过本授权委托书授权给FIE的与本人所持江奥光电股份有关的所有权利，不再自行行使该等权利。

During the term of the Power of Attorney, I hereby waive all rights that are related to the shares of Jiangsu Austin Optronics held by me and that I have granted to FIE through the Power of Attorney, and I will no longer exercise such rights on my own.

本授权委托书以中文和英文书就，中英文版本如有冲突，应以中文版为准。

The Power of Attorney is prepared in Chinese and English. In case of any conflict between the Chinese and English versions, the Chinese version shall prevail.

本授权委托书一式四份，委托人和受托人各持两份，具有同等效力。

This power of attorney is made in quadruplicate, two copies for the trustor and two copies for the trustee, with the same effect.

【以下无正文】

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【本页无正文，为《授权委托书》之签署页】

[There is no text on this page, which is the signature page of the Power of Attorney]

授权委托人（签字）：

Trustor (signature)

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